Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
02209SAJ2
902911AN6
031162AX8
Issuer
ALTRIA GROUP INCORPORATED
UST INCORPORATED
AMGEN INCORPORATED
Underwriters
Barclays Capital, Citigroup, Deutsche Bank
Securities, Goldman Sachs, HSBC Securities, JP
Morgan, Santander Investment Securities, Scotia
Capital, Credit Suisse, Loop Capital Markets, US
Bancorp, Wachovia Securities, Williams Capital
Group
Lehman Brothers, Morgan Stanley, Piper Jaffray &
Company, PNC Capital Markets, RBS Greenwich
Capital
Barclays Capital, Goldman Sachs, Merrill Lynch
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MO 9.25% 08/06/19
MO 5.75% 03/01/18
AMGN 6.15% 06/01/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/3/2009
2/26/2008
5/20/2008
Total amount of offering sold to QIBs
2,200,000,000
300,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,200,000,000
300,000,000
500,000,000
Public offering price
99.881
99.632
99.828
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.65%
0.33%
Rating
Baa1/BBB
Baa1/BBB
A3/A+
Current yield
9.26%
5.77%
6.16%
Benchmark vs Spread (basis points)
637bp
193bp
240bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
225,000.00
 $                   224,732
0.01%
2.28%
0.73%
3/31/2009
DWS Balanced VIP
DWS
125,000.00
 $                   124,851
0.01%
2.28%
-1.57%
3/31/2009
DWS Balanced Fund
DWS
250,000.00
 $                   249,703
0.01%
2.28%
-1.61%
3/31/2009
DWS Core Plus Income Fund
DWS
700,000.00
 $                   699,167
0.03%
2.28%
0.83%
3/31/2009
Total

1,300,000
 $                 1,298,453
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
565849AG1
037411AU9
057224AX5
Issuer
MARATHON OIL CORPORATION
APACHE CORPORATION
BAKER HUGHES INCORPORATED
Underwriters
Banc of America Securities LLC, Citigroup,
Deutsche Bank Securities, JP Morgan, Morgan
Stanley, BNP Paribas, Comerica Securities, Credit
Suisse, Daiwa Securities, DnB Nor Markets, Fifth
Third Securities, Greenwich Capital Markets,
Mitsubishi UFJ Securities, Mizuho Securities,
Muriel Siebert & Company, Natcity Investments,
Scotia Capital, SG Americas Securities, US
Bancorp
Goldman Sachs, JP Morgan, Banc of America
Securities LLC, Citigroup
Banc of America Securities LLC, Citigroup, JP
Morgan, Barclays Capital, BBVA Securities,
Danske Markets, Goldman Sachs, Greenwich
Capital Markets, Lazard Capital Markets LLC,
Morgan Stanley, UBS Securities, UniCredit Capital
Markets
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MRO 6.5% 02/15/14
APA 6% 09/15/13
BHI 6.5% 11/15/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2009
9/26/2008
10/23/2008
Total amount of offering sold to QIBs
700,000,000
400,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
700,000,000
400,000,000
500,000,000
Public offering price
99.585
99.476
99.762
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.60%
0.60%
0.60%
Rating
Baa1/BBB+
A3/A-
A2/A
Current yield
6.53%
6.03%
6.52%
Benchmark vs Spread (basis points)
487bp
310bp
400bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balance Fund
DWS
1,000,000
 $                   998,810
0.05%
1.90%
0.15%
2/12/2009
DWS Balanced VIP
DWS
250,000
 $                   249,703
0.01%
1.90%
0.18%
2/12/2009
DWS Bond VIP
DWS
750,000
 $                   749,108
0.03%
1.90%
0.18%
2/12/2009
DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,997,620
0.09%
1.90%
0.10%
2/12/2009
DWS Short Duration Fund
DWS
340,000.00
 $                   339,595
0.02%
1.95%
0.67%
3/31/2009
DWS Short Duration Plus Fund
DWS
3,080,000.00
 $                 3,076,335
0.14%
1.95%
0.06%
3/31/2009
Total

7,420,000
 $                 7,411,170
0.34%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
717081DB6
14149YAS7
66989HAA6
Issuer
PFIZER INCORPORATED
CARDINAL HEALTH INCORPORATED
NOVARTIS CAPITAL CORPORATION
Underwriters
Banc of America Securities LLC, Barclays Capital,
Citigroup, Credit Suisse, Deutsche Bank Securities,
Goldman Sachs, HSBC Securities, JP Morgan,
Mitsubishi UFJ Securities, RBS Greenwich
Capital, Santander Investment Securities, UBS
Securities
Banc of America Securities LLC
Banc of America Securities LLC, Citigroup,
Goldman Sachs, JP Morgan, Barclays Capital,
Credit Suisse, Morgan Stanley, UBS Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PFE 6.2% 03/15/19
CAH 5.50% 06/15/13
NOVART 4.125%
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/17/2009
5/28/2008
2/4/2009
Total amount of offering sold to QIBs
3,250,000,000
300,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
3,250,000,000
300,000,000
2,000,000,000
Public offering price
99.899
99.637
99.897
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.55%
0.35%
Rating
Aa2/AAA
Baa2/BBB+
Aa2/AA-
Current yield
6.21%
5.52%
4.13%
Benchmark vs Spread (basis points)
325bp
225bp
225bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
325,000.00
 $                   324,672
0.01%
5.43%
1.11%
3/18/2009
DWS Core Fixed Income VIP
DWS
275,000.00
 $                   274,722
0.01%
5.43%
1.14%
3/18/2009
DWS Core Fixed Income Fund
DWS
2,500,000.00
 $                 2,497,475
0.08%
5.43%
1.31%
3/18/2009
DWS Balanced VIP
DWS
200,000.00
 $                   199,798
0.01%
5.43%
1.74%
3/18/2009
DWS Balanced Fund
DWS
775,000.00
 $                   774,217
0.02%
5.43%
1.71%
3/18/2009
DWS Core Plus Income Fund
DWS
925,000.00
 $                   924,066
0.03%
5.43%
1.27%
3/18/2009
Total

7,500,000
 $                 4,994,950
0.15%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
771196AU6
008117AM5
125509BK4
Issuer
ROCHE HOLDINGS INCORPORATED
AETNA INCORPORATED
CIGNA CORPORATION
Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities
Banc of America Securities LLC, Citigroup, JP
Morgan
Banc of America Securities LLC, Goldman Sachs
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ROSW 7% 03/01/39
AET 6.5 09/15/18
CI 6.35% 03/15/18
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/18/2009
9/9/2008
3/4/2008
Total amount of offering sold to QIBs
2,500,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,500,000,000
500,000,000
300,000,000
Public offering price
97.278
99.716
99.89
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.65%
0.65%
Rating
Aa1/AA-
A3/A-
Baa2/BBB
Current yield
7.20%
6.52%
6.36%
Benchmark vs Spread (basis points)
365bp
295bp
275bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
1,000,000
 $                   972,780
0.04%
5.67%
0.00%
3/19/2009
DWS Balanced VIP
DWS
500,000
 $                   486,398
0.02%
5.67%
0.00%
3/19/2009
DWS Bond VIP
DWS
750,000
 $                   729,585
0.03%
4.68%
-0.55%
3/19/2009
DWS Core Plus Income Fund
DWS
2,000,000
 $                 1,945,560
0.08%
4.68%
-0.52%
3/19/2009
DWS Global Bond Fund
DWS
1,000,000
 $                   972,780
0.04%
4.43%
-0.32%
3/19/2009
DWS Strategic Income Fund
DWS
1,365,000
 $                 1,363,376
0.06%
8.69%
-1.27%
2/26/2009
DWS Strategic Income VIP
DWS
300,000
 $                   299,643
0.01%
8.69%
-1.27%
2/26/2009
Total

6,915,000
 $                 6,770,122
0.29%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
05523UAJ9
055381AQ9
774341AB7
Issuer
BAE Systems Holdings Incorporated
BE Aerospace Incorporated
Rockwell Collins Incorporated
Underwriters
Barclays Capital, Citigroup, Goldman Sachs, JP
Morgan, Deutsche Bank Securities
Credit Suisse, JP Morgan, UBS Securities, Mizuho
Securities, RBS Greenwich Capital, SunTrust
Robinson, Wells Fargo
Banc of America Securities LLC, JP Morgan, UBS
Securities, Bank of New York, Bank of Tokyo
Mitsubishi Trust, Calyon New York, Citigroup,
Keybanc, Mizuho Securities, US Bancorp
Investments, Wachovia
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
BALN 6.375% 06/01/2019
BEAV 8.5% 07/01/2018
COL 5.25%
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2009
6/26/2008
5/1/2009
Total amount of offering sold to QIBs
1,000,000,000
600,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
600,000,000
300,000,000
Public offering price
99.651
100.000
99.471
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
2.25%
0.65%
Rating
Baa2/BBB+
Ba3/BB+
A1/A
Current yield
6.40%
8.50%
5.28%
Benchmark vs Spread (basis points)
275bp
445bp
215bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
535,000.00
 $                   533,133
0.05%
3.00%
0.40%
6/2/2009
DWS BALANCED VIP
DWS
145,000.00
 $                   144,494
0.01%
3.00%
0.39%
6/2/2009
DWS BOND VIP
DWS
280,000.00
 $                   279,023
0.03%
3.00%
0.58%
6/2/2009
DWS CORE FIXED INCOME FUND
DWS
2,200,000.00
 $                 2,192,322
0.22%
3.00%
0.35%
6/2/2009
DWS CORE FIXED INCOME VIP
DWS
245,000.00
 $                   244,145
0.02%
3.00%
0.36%
6/2/2009
DWS CORE PLUS INCOME FUND
DWS
780,000.00
 $                   777,278
0.08%
3.00%
0.51%
6/2/2009
DWS GLOBAL BOND FUND
DWS
315,000.00
 $                   313,901
0.03%
3.00%
0.92%
6/2/2009
DWS MULTI MARKET INCOME TRUST
DWS
1,580,000.00
 $                 1,574,486
0.16%
2.48%
0.00%
6/1/2009
DWS STRATEGIC INCOME FUND
DWS
655,000.00
 $                   652,714
0.07%
1.87%
0.00%
6/5/2009
DWS STRATEGIC INCOME TRUST
DWS
420,000.00
 $                   418,534
0.04%
2.48%
0.00%
6/1/2009
DWS STRATEGIC INCOME VIP
DWS
145,000.00
 $                   144,494
0.01%
1.87%
0.10%
6/5/2009
Total

7,300,000
 $                 7,274,523
0.73%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
06406HBL2
665859AJ3
85748KAA1
Issuer
Bank of New York Mellon
Northern Trust Corporation
State Street Corporation
Underwriters
Banc of America Securities, Credit Suisse,
Deutsche Bank Securities, BNP Paribas, BNY
Mellon Capital, Jackson Securities, RBC Capital,
RBS Securities, Toussaint Capital, Utendahl
Capital
Merrill Lynch, UBS Securities, Goldman Sachs,
Loop Capital, Williams Capital
Banc of America Securities, Goldman Sachs,
Credit Suisse, Morgan Stanley, Muriel Siebert,
UBS Securities, Williams Capital
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
BK 4.3% 05/15/2014
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/5/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
1,000,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
400,000,000
1,500,000,000
Public offering price
99.968
$99.611
99.856
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.30%
0.30%
Rating
Aa2/AA-e
A1/AA-
Aaae/AAA
Current yield
4.30%
5.52%
2.15%
Benchmark vs Spread (basis points)
225bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
620,000.00
 $                   619,802
0.06%
1.64%
3.23%
6/30/2009
DWS Balanced VIP
DWS
170,000.00
 $                   169,946
0.02%
1.64%
3.30%
6/30/2009
DWS Bond VIP
DWS
645,000.00
 $                   644,794
0.06%
1.64%
3.14%
6/30/2009
DWS Core Fixed Income Fund
DWS
2,590,000.00
 $                 2,589,171
0.26%
1.64%
2.41%
6/30/2009
DWS Core Fixed Income VIP
DWS
300,000.00
 $                   299,904
0.03%
1.64%
1.83%
6/30/2009
DWS Core Plus Income Fund
DWS
1,780,000.00
 $                 1,779,430
0.18%
1.64%
3.42%
6/30/2009
DWS Global Bond Fund
DWS
710,000.00
 $                   709,773
0.07%
1.64%
4.23%
6/30/2009
Total

6,815,000
 $                 6,812,819
0.68%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
14040HAS4
665859AJ3
85748KAA1
Issuer
Capital One Financial
Northern Trust Corporation
State Street Corporation
Underwriters
Credit Suisse, Deutsche Bank Securities, JP
Morgan, RBS Greenwich Capital, Bank of America
Securities, Keefe Bruyette, RBC Capital Markets
Merrill Lynch, UBS Securities, Goldman Sachs,
Loop Capital Markets, Williams Capital
Banc of America Securities, Goldman Sachs,
Credit Suisse, Morgan Stanley, Muriel Siebert,
UBS Securities, Williams Capital
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
COF 7.375% 05/23/2014
NTRS 5.5% 08/15/2013
STT 2.15% 04/30/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Credit Suisse
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/19/2009
8/6/2008
3/3/2009
Total amount of offering sold to QIBs
1,000,000,000
400,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
400,000,000
1,500,000,000
Public offering price
99.511
99.611
99.856
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.30%
0.30%
Rating
Baa1/BBB
A1/AA-
Aaae/AAA
Current yield
7.41%
5.52%
2.15%
Benchmark vs Spread (basis points)
540bp
228bp
88bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
505,000.00
 $                   502,531
0.05%
3.62%
1.95%
6/30/2009
DWS Balanced VIP
DWS
150,000.00
 $                   149,267
0.02%
3.62%
2.12%
6/30/2009
DWS Bond VIP
DWS
540,000.00
 $                   537,359
0.05%
3.62%
1.94%
6/30/2009
DWS Core Fixed Income Fund
DWS
2,090,000.00
 $                 2,079,780
0.21%
3.62%
1.58%
6/30/2009
DWS Core Fixed Income VIP
DWS
240,000.00
 $                   238,826
0.02%
3.62%
1.09%
6/30/2009
DWS Core Plus Income Fund
DWS
1,475,000.00
 $                 1,467,787
0.15%
3.62%
2.05%
6/30/2009
Total

5,000,000
 $                 4,975,550
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
233331AN7
153645BB1
023608AE2
Issuer
DTE Energy Company
Central Illinois Light
Ameren Corporation
Underwriters
Barclays Capital, BNP Paribas, JP Morgan,
Comerica Securities, Deutsche Bank Securities,
Scotia Capital, UBS Securities
BNP Paribas, Goldman Sachs
BNP Paribas, JP Morgan, UBS Securities, PNC
Capital, Scotia Capital
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
DTE 7.63% 05/15/2014
AEE 8.875% 12/15/2013
KSU 8% 06/01/2015
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/6/2009
5/6/2009
5/12/2009
Total amount of offering sold to QIBs
300,000,000
150,000,000
425,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
150,000,000
425,000,000
Public offering price
100.000
99.997
99.505
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.60%
0.60%
Rating
Baa2/BBB-
Baa2/BBB+
Baa3/BB+
Current yield
7.63%
8.88%
8.92%
Benchmark vs Spread (basis points)
561bp
734bp
698bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
145,000.00
 $                   145,000
0.05%
4.37%
2.42%
6/30/2009
DWS Balanced VIP
DWS
41,000.00
 $                     41,000
0.01%
4.37%
2.35%
6/30/2009
DWS Bond VIP
DWS
152,000.00
 $                   152,000
0.05%
4.37%
2.94%
6/30/2009
DWS Core Fixed Income Fund
DWS
607,000.00
 $                   607,000
0.20%
4.37%
2.29%
6/30/2009
DWS Core Fixed Income VIP
DWS
68,000.00
 $                     68,000
0.02%
4.37%
1.70%
6/30/2009
DWS Core Plus Income Fund
DWS
420,000.00
 $                   420,000
0.14%
4.37%
3.32%
6/30/2009
DWS Global Bond Fund
DWS
167,000.00
 $                   167,000
0.06%
4.37%
4.01%
6/30/2009
DWS Short Duration Fund
DWS
290,000.00
 $                   290,000
0.10%
4.37%
1.94%
6/30/2009
DWS Short Duration Plus Fund
DWS
3,460,000.00
 $                 3,460,000
1.15%
4.37%
2.40%
6/30/2009
Total

5,350,000
 $                 5,350,000
1.78%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final
 sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74251VAB8
020002AW1
020002AX9
Issuer
Principal Financial Group
Allstate Corporation
Allstate Corporation

Citigroup, Credit Suisse, Deutsche Bank Securities
Barclays Capital, Goldman Sachs, JP Morgan
Barclays Capital, Goldman Sachs, JP Morgan,
Banc of America Securities, BNY Mellon,
Citigroup, Morgan Stanley, SunTrust Robinson,
US Bancorp Investments, Wachovia, Williams
Capital
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
PFG 7.875% 05/15/2019
ALL 6.2% 05/16/2014
ALL 7.45% 05/16/2019
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/18/2009
5/11/2009
5/11/2009
Total amount of offering sold to QIBs
350,000,000
300,000,000
700,000,000
Total amount of any concurrent public offering
0
0
0
Total
350,000,000
300,000,000
700,000,000
Public offering price
100.000
99.859
99.728
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
0.65%
Rating
A3/BBB+
A3/A-
A3/A-
Current yield
8.88%
6.21%
0.65%
Benchmark vs Spread (basis points)
563bp
420bp
430bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
1,170,000.00
 $                   175,500
0.33%
5.35%
2.23%
6/30/2009
DWS BALANCED VIP
DWS
315,000.00
 $                   315,000
0.09%
5.35%
2.41%
6/30/2009
DWS BOND VIP
DWS
600,000.00
 $                   600,000
0.17%
5.35%
2.14%
6/30/2009
DWS CORE FIXED INCOME FUND
DWS
4,800,000.00
 $                 4,800,000
1.37%
5.35%
1.70%
6/30/2009
DWS CORE FIXED INCOME VIP
DWS
525,000.00
 $                   525,000
0.15%
5.35%
1.33%
6/30/2009
DWS CORE PLUS INCOME FUND
DWS
1,690,000.00
 $                 1,690,000
0.48%
5.35%
2.26%
6/30/2009
DWS SHORT DURATION FUND
DWS
960,000.00
 $                   960,000
0.27%
5.35%
1.37%
6/30/2009
DWS SHORT DURATION PLUS FUND
DWS
11,540,000.00
 $               11,540,000
3.30%
5.35%
1.50%
6/30/2009
Total

21,600,000
 $               20,605,500
6.17%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
828807CB1
55616XAE7
58013MEG5
Issuer
Simon Property Group
Macys Retail Holdings Incorporated
McDonald's Corporation
Underwriters
Citigroup, Deutsche Bank Securities, Goldman
Sachs, UBS Securities, Calyon Securities, ING
Financial Markets, Mitsubishi UFJ, RBC Capital
Markets Scotia Capital, US Bancorp Investments
Banc of America Securities, Credit Suisse, JP
Morgan, BNY Mellon, Citigroup, Fifth Third
Securities, Loop Capital, Piper Jaffray, PNC
Capital Markets, Wells Fargo
Banc of America Securities, JP Morgan, ANZ
Securities, Barclays Capital, BNP Paribas,
Citigroup, Daiwa, Goldman Sachs, Greenwich
Capital Markets, HSBC Securities, ING Financial,
Mitsubishi UFJ, Mizuho Securities, Morgan
Stanley, Piper Jaffray, RBC Capital Markets,
Scotia Capital, SG Americas SunTrust Capital
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
SPG 6.75% 05/15/2014
M 7.875% 07/15/2015
MCD 5% 02/01/2019
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/11/2009
6/23/2008
1/13/2009
Total amount of offering sold to QIBs
600,000,000
650,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
650,000,000
400,000,000
Public offering price
98.960
99.911
99.966
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.63%
0.52%
Rating
A3/A-
Ba2/BB
A3/A
Current yield
6.82%
8.95%
5.00%
Benchmark vs Spread (basis points)
497bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
225,000.00
 $                   222,660
0.04%
1.54%
2.52%
100.4804
DWS Balanced VIP
DWS
70,000.00
 $                     69,272
0.01%
1.54%
2.65%
100.4804
DWS Bond VIP
DWS
240,000.00
 $                   237,504
0.04%
1.54%
2.54%
100.4804
DWS Core Fixed Income Fund
DWS
945,000.00
 $                   935,172
0.16%
1.54%
1.94%
100.4804
DWS Core Fixed Income VIP
DWS
105,000.00
 $                   103,908
0.02%
1.54%
1.33%
100.4804
DWS Core Plus Income Fund
DWS
665,000.00
 $                   658,084
0.11%
1.54%
2.47%
100.4804
DWS Global Bond Fund
DWS
250,000.00
 $                   247,400
0.04%
1.54%
3.25%
100.4804
Total

2,500,000
 $                 2,474,000
0.42%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87927VAW8
00206RAP7
92343VAQ7
Issuer
Telecom Italia Capital
AT&T Incorporated
Verizon Communications
Underwriters
BNP Paribas, Goldman Sachs & Co, JP Morgan
Securities, Mitsubishi UFJ Securities USA,
Morgan Stanley, Deutsche Bank Securities
Credit Suisse, JP Morgan, RBS Greenwich Capital,
Wachovia, Castleoak Securities, Loop Capital
Markets, Mitsubishi UFJ, Samual A Ramirez
Banc of America Securities,Citigroup, Credit
Suisse, Greenwich Capital Markets, Morgan
Stanley, UBS Securities, Barclays Capital,
Goldman Sachs, Merrill Lynch, Mitsubishi UFJ,
RBC Capital Markets, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
TITIM 6.175% 06/18/2014
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services Inc.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/15/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
1,000,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,500,000,000
2,000,000,000
Public offering price
100.000
99.829
99.438
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
0.45%
Rating
Baa2/BBB
A2/A
A3/A
Current yield
4.57%
6.71%
8.80%
Benchmark vs Spread (basis points)
345bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
270,000.00
 $                   270,000
0.03%
1.13%
0.44%
101.1276
DWS Balanced VIP
DWS
80,000.00
 $                     80,000
0.01%
1.13%
0.45%
101.1276
DWS Bond VIP Combined
DWS
290,000.00
 $                   290,000
0.03%
1.13%
0.96%
101.1276
DWS Core Fixed Income Fund
DWS
1,120,000.00
 $                 1,120,000
0.11%
1.13%
1.26%
101.1276
DWS Core Fixed Income VIP
DWS
130,000.00
 $                   130,000
0.01%
1.13%
0.97%
101.1276
DWS Core Plus Income Fund
DWS
790,000.00
 $                   790,000
0.08%
1.13%
1.00%
101.1276
DWS Global Bond Fund
DWS
320,000.00
 $                   320,000
0.03%
1.13%
1.71%
101.1276
DWS Short Duration Fund
DWS
510,000.00
 $                   510,000
0.05%
1.13%
0.63%
101.1276
DWS Short Duration Plus Fund
DWS
6,150,000.00
 $                 6,150,000
0.62%
1.13%
0.58%
101.1276
Total

9,660,000
 $                 9,660,000
0.97%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
872456AA6
00206RAP7
92343VAQ7
Issuer
Telecom Italia
AT&T Incorporated
Verizon Communications
Underwriters
BNP Paribas, Goldman Sachs & Co, JP Morgan
Securities, Mitsubishi UFJ Securities USA,
Morgan Stanley, Deutsche Bank Securities
Credit Suisse, JP Morgan, RBS Greenwich Capital,
Wachovia, Castleoak Securities, Loop Capital
Markets, Mitsubishi UFJ, Samual A Ramirez
Banc of America Securities,Citigroup, Credit
Suisse, Greenwich Capital Markets, Morgan
Stanley, UBS Securities, Barclays Capital,
Goldman Sachs, Merrill Lynch, Mitsubishi UFJ,
RBC Capital Markets, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
TITIM 7.175% 06/18/2019
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman, Sachs & Co.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/15/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
1,000,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,500,000,000
2,000,000,000
Public offering price
100.000
99.829
99.438
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
0.45%
Rating
Baa2/BBB
A2/A
A3/A
Current yield
5.73%
6.71%
8.80%
Benchmark vs Spread (basis points)
345bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
260,000.00
 $                   260,000
0.03%
1.37%
0.44%
101.3695
DWS Balanced VIP
DWS
70,000.00
 $                     70,000
0.01%
1.37%
0.45%
101.3695
DWS Bond VIP
DWS
275,000.00
 $                   275,000
0.03%
1.37%
0.96%
101.3695
DWS Core Fixed Income Fund
DWS
1,050,000.00
 $                 1,050,000
0.11%
1.37%
1.26%
101.3695
DWS Core Fixed Income VIP
DWS
120,000.00
 $                   120,000
0.01%
1.37%
0.97%
101.3695
DWS Core Plus Income Fund
DWS
750,000.00
 $                   750,000
0.08%
1.37%
1.00%
101.3695
DWS Global Bond Fund
DWS
330,000.00
 $                   330,000
0.03%
1.37%
1.71%
101.3695
DWS Strategic Income Fund
DWS
1,640,000.00
 $                 1,640,000
0.16%
1.37%
0.64%
101.3695
DWS Strategic Income VIP
DWS
360,000.00
 $                   360,000
0.04%
1.37%
0.68%
101.3695
Total

4,855,000
 $                 4,855,000
0.49%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
87938WAH6
00206RAP7
92343VAQ7
Issuer
Telefonica Emisiones SAU
AT&T Incorporated
Verizon Communications
Underwriters
Citigroup, Deutsche Bank Securities, Goldman
Sachs, Morgan Stanley, BNP Paribas, Calyon,
Credit Suisse, Mitsubishi UFJ Securities USA
Credit Suisse, JP Morgan, RBS Greenwich Capital,
Wachovia, Castleoak Securities, Loop Capital
Markets, Mitsubishi UFJ, Samual A Ramirez
Banc of America Securities,Citigroup, Credit
Suisse, Greenwich Capital Markets, Morgan
Stanley, UBS Securities, Barclays Capital,
Goldman Sachs, Merrill Lynch, Mitsubishi UFJ,
RBC Capital Markets, Scotia Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
TELEFO 5.877% 7/15/2019
T 6.7% 11/15/2013
VZ 8.75% 11/01/2018
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley Capital Services.
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/22/2009
11/12/2008
10/30/2008
Total amount of offering sold to QIBs
1,000,000,000
1,500,000,000
2,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,500,000,000
2,000,000,000
Public offering price
100.000
99.829
99.438
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
0.45%
Rating
Baa1/A-
A2/A
A3/A
Current yield
5.88%
6.71%
8.80%
Benchmark vs Spread (basis points)
220bp
437bp
487bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
320,000.00
 $                   320,000
0.03%
3.10%
2.38%
6/30/2009
DWS Balanced VIP
DWS
90,000.00
 $                     90,000
0.01%
3.10%
2.41%
6/30/2009
DWS Bond VIP
DWS
345,000.00
 $                   345,000
0.03%
3.10%
0.77%
6/30/2009
DWS Core Fixed Income Fund
DWS
1,305,000.00
 $                 1,305,000
0.13%
3.10%
0.91%
6/30/2009
DWS Core Fixed Income VIP
DWS
145,000.00
 $                   145,000
0.01%
3.10%
0.60%
6/30/2009
DWS Core Plus Income Fund
DWS
930,000.00
 $                   930,000
0.09%
3.10%
0.69%
6/30/2009
DWS Global Bond Fund
DWS
370,000.00
 $                   370,000
0.04%
3.10%
1.08%
6/30/2009
DWS Strategic Income Fund
DWS
760,000.00
 $                   760,000
0.08%
3.10%
0.64%
6/30/2009
DWS Strategic Income VIP
DWS
170,000.00
 $                   170,000
0.02%
3.10%
0.78%
6/30/2009
Total

4,435,000
 $                 4,435,000
0.44%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
89417EAF6
42930636
020002AX9
Issuer
Travelers Cos Incorporated
Allstate Corporation
Allstate Corporation
Underwriters
Banc of America Securities, Barclays Capital,
Deutsche Bank Securities, Morgan Stanley
Barclays Capital, Goldman Sachs, JP Morgan
Barclays Capital, Goldman Sachs, JP Morgan,
Banc of America Securities, BNY Mellon,
Citigroup, Morgan Stanley, SunTrust Robinson,
US Bancorp Investments, Wachovia, Williams
Capital
Years of continuous operation, including predecessors
> 3 years
>3 years
>3 years
Security
TRV 5.9% 06/02/2019
ALL 6.2% 05/16/2014
ALL 7.45% 05/16/2019
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/28/2009
5/11/2009
5/11/2009
Total amount of offering sold to QIBs
500,000,000
300,000,000
700,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
300,000,000
700,000,000
Public offering price
99.560
99.859
99.728
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.25%
0.60%
0.65%
Rating
A2/A-
A3/A-
A3/A-
Current yield
5.93%
6.21%
7.47%
Benchmark vs Spread (basis points)
225bp
420bp
430bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
325,000.00
 $                   323,570
0.07%
2.88%
1.51%
5/29/2009
DWS Balanced VIP
DWS
100,000.00
 $                     99,560
0.02%
2.88%
1.43%
5/29/2009
DWS Bond VIP
DWS
265,000.00
 $                   263,834
0.05%
2.88%
1.37%
5/29/2009
DWS Core Fixed Income Fund
DWS
1,375,000.00
 $                 1,368,950
0.28%
2.88%
1.37%
5/29/2009
DWS Core Fixed Income VIP
DWS
155,000.00
 $                   154,318
0.03%
2.88%
1.22%
5/29/2009
DWS Core Plus Income Fund
DWS
735,000.00
 $                   731,766
0.15%
2.88%
1.24%
5/29/2009
Total

2,955,000
 $                 2,941,998
0.59%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
15135UAC3
931422AE9
134429AT6
Issuer
CENOVUS ENERGY INCORPORATED
WALGREEN COMPANY
CAMPBELL SOUP COMPANY
Underwriters
Bank of America, Barclays, RBC Capital,
Credit Suisse, Deutsche Bank,  Morgan
Stanley, RBS
Bank of America, Goldman Sachs, JP Morgan,
Morgan Stanley
Barclays, JP Morgan, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CVECN 5.7 10/15/19
WAG 5 1/4 01/15/19
CPB 4 1/2 02/15/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/15/2009
1/8/2009
1/14/2009
Total amount of offering sold to QIBs
1,300,000,000
1,000,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,300,000,000
1,000,000,000
300,000,000
Public offering price
99.933
99.477
99.285
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread/commission
#N/A Field Not Applicable
65.00%
65.00%
Underwriting spread or commission
0.65%
0.65%
0.65%
Rating  -  Moodys
Baa2
A2
A2
Rating  -  S&P
BBB+
A+
A
Rating
0.09261 / 637bp
0.05771 / 193bp
0.06161 / 240bp
Current yield
559.10%
508.40%
439.80%
Current yield
5.59%
5.08%
4.40%
Benchmark vs Spread (basis points)
225bp
287.5bp
237.5bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
168,000
 $                   167,887
0.01%
2.61%
0.73%
9/30/2009
DWS BALANCED VIP
DWS
48,000
 $                     47,968
0.00%
2.61%
0.71%
9/30/2009
DWS BOND VIP
DWS
186,000
 $                   185,875
0.01%
2.61%
0.73%
9/30/2009
DWS CORE FIXED INCOME FUND
DWS
648,000
 $                   647,566
0.05%
2.61%
0.65%
9/30/2009
DWS CORE FIXED INCOME VIP
DWS
78,000
 $                     77,948
0.01%
2.61%
0.57%
9/30/2009
DWS CORE PLUS INCOME FUND
DWS
474,000
 $                   473,682
0.04%
2.61%
0.67%
9/30/2009
DWS GLOBAL BOND FUND
DWS
198,000
 $                   197,867
0.02%
2.61%
0.53%
9/30/2009
DWS Strategic Income Fund
DWS
1,280,000
 $
1,279,142
0.10%
2.61%
1.34%
9/30/2009
DWS Strategic Income VIP
DWS
120,000
 $                   119,920
0.01%
2.61%
1.35%
9/30/2009
Total


 $
3,197,856
0.25%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
29379VAG8
66977WAL3
724060AA6
Issuer
ENTERPRISE PRODUCTS
NOVA CHEMICALS CORPORATION
PIPELINE FUNDING CO LLC
Underwriters
Bank of America Merrill Lynch, BNP Paribas,
JP Morgan, Mizuho Securities, Morgan
Stanley, Deutsche Bank, ING Bank, RBS,
Scotia Capital, Sumitomo Bank, SunTrust
Robinson Humphrey, UBS
Barclays, HSBC, RBC, TD Securities
Bank of Tokyo-Mitsubishi UFJ, BBVA
Securities, BNP Paribas, Williams Capital
Group
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EPD 6 1/8 10/15/39
NCX 8 5/8 11/01/19
PIPEFC 7 1/2 01/15/30
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/24/2009
10/9/2009
10/8/2009
Total amount of offering sold to QIBs
600,000,000
350,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
350,000,000
500,000,000
Public offering price
99.386
99.168
100.000
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread/commission
87.50%
#N/A Field Not Applicable
#N/A Field Not Applicable
Underwriting spread or commission
0.88%
0.45%
0.45%
Rating  -  Moodys
Baa3
B1
Baa2
Rating  -  S&P
BBB-
B- /*+
BBB-
Rating
0.09261 / 637bp
0.05771 / 193bp
0.06161 / 240bp
Current yield
637.80%
856.10%
#N/A N/A
Current yield
6.38%
8.56%
N/A
Benchmark vs Spread (basis points)
200bp
N/A
340.4bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
860,000
854,720
0.14%
1.66%
0.66%
9/30/2009
DWS BALANCED VIP
DWS
230,000
228,588
0.04%
1.66%
0.18%
9/30/2009
DWS BOND VIP
DWS
460,000
457,176
0.08%
1.66%
0.11%
9/30/2009
DWS CORE FIXED INCOME VIP
DWS
260,000
258,404
0.04%
1.66%
0.20%
9/30/2009
DWS CORE PLUS INCOME FUND
DWS
1,190,000
1,182,693
0.20%
1.66%
0.20%
9/30/2009
Total


 $
2,981,580
0.50%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
43474TAA1
459902AR3
018772AL7
Issuer
HOLCIM US FINANCE SARL
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Bank of America, Citigroup, Deutsche Bank
Bank of America Merrill Lynch, Deutsche
Bank, Goldman Sachs, Mitsubishi UFJ
Securities, Mizuho Securities, Morgan Stanley,
RBS, BNP Paribas, Comerica Bank, Keybank,
UBS, USB Capital Resources
Credit Suisse, Deutsche Bank, Goldman
Sachs, ING Bank, Fortis Securities, Natixis
Bleichroeder, Rabo Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HOLZSW 6 12/30/19
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citibank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/24/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
750,000,000
500,000,000
570,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
500,000,000
570,000,000
Public offering price
98.674
99.453
95.177
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread/commission
#N/A Field Not Applicable
65.00%
65.00%
Underwriting spread or commission
0.50%
0.65%
2.00%
Rating  -  Moodys
Baa2
Baa2
B2
Rating  -  S&P
BBB
BBB
B+
Rating
0.09261 / 637bp
0.05771 / 193bp
0.06161 / 240bp
Current yield
591.40%
656.60%
968.40%
Current yield
5.91%
6.57%
9.68%
Benchmark vs Spread (basis points)
280bp
362.5bp
782bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BOND VIP
DWS
215,000
$212,149.10
0.03%
2.58%
0.20%
9/30/2009
DWS CORE PLUS INCOME FUND
DWS
785,000
$774,590.90
0.10%
2.58%
0.48%
9/30/2009
DWS GLOBAL BOND FUND
DWS
430,000
$424,298.20
0.06%
2.58%
0.11%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
1,000,000
$986,740.00
0.13%
2.58%
0.22%
9/30/2009
DWS Strategic Income Fund
DWS
790,000
$779,524.60
0.10%
2.58%
0.09%
9/30/2009
DWS Strategic Income VIP
DWS
140,000
$138,143.60
0.02%
2.58%
0.09%
9/30/2009
Total


$3,315,446.40
0.44%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
36962G4D3
61747YCG8
06051GDZ9
Issuer
GENERAL ELEC CAP CORPORATION
MORGAN STANLEY
BANK OF AMERICA
Underwriters
Bank of America, Barclays, Deutsche Bank,
RBS, Blaylock Robert Van, CastleOak
Securities, Samuel Ramirez & Co, Utendahl
Capital Partners, Williams Capital Group
Keefe Bruyette & Woods, Loop Capital
Markets, Siebert Capital Markets, Bank of
New York Mellon, BB&T Capital Markets,
Blaylock Robert Van, Cabrera Capital Markets
Bank of America
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GE 6 08/07/19
MS 7.3 05/13/19
BAC 7 5/8 06/01/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
8/4/2009
5/8/2009
5/28/2009
Total amount of offering sold to QIBs
2,000,000,000
3,000,000,000
2,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
3,000,000,000
2,500,000,000
Public offering price
99.888
99.769
99.244
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread/commission
#N/A Field Not Applicable
45.00%
45.00%
Underwriting spread or commission
0.43%
0.45%
0.45%
Rating  -  Moodys
Aa2
A2
A2
Rating  -  S&P
AA+
A
A
Rating
0.09261 / 637bp
0.05771 / 193bp
0.06161 / 240bp
Current yield
574.30%
661.80%
676.40%
Current yield
5.74%
6.62%
6.76%
Benchmark vs Spread (basis points)
235bp
360bp
410bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
710,000
 $                   709,205
0.04%
1.56%
4.56%
9/30/2009
DWS BALANCED VIP
DWS
190,000
 $                   189,787
0.01%
1.56%
4.58%
9/30/2009
DWS BOND VIP
DWS
355,000
 $                   354,602
0.02%
1.56%
2.42%
9/30/2009
DWS CORE FIXED INCOME FUND
DWS
2,630,000
 $
2,627,054
0.13%
1.56%
2.44%
9/30/2009
DWS CORE FIXED INCOME VIP
DWS
310,000
 $                   309,653
0.02%
1.56%
2.46%
9/30/2009
DWS CORE PLUS INCOME FUND
DWS
955,000
 $                   953,930
0.05%
1.56%
2.35%
9/30/2009
DWS GLOBAL BOND FUND
DWS
400,000
 $                   399,552
0.02%
1.56%
3.54%
9/30/2009
DWS Strategic Income Fund
DWS
1,320,000
 $
1,318,522
0.07%
1.56%
3.89%
9/30/2009
DWS Strategic Income VIP
DWS
265,000
 $                   264,703
0.01%
1.56%
4.36%
9/30/2009
Total


 $
7,127,009
0.36%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
666807BA9
097023AW5
438516AZ9
Issuer
NORTHROP GRUMMAN CORP
BOEING CO
HONEYWELL INTERNATIONAL
Underwriters
Citigroup, Credit Suisse, Deutsche Bank, JP
Morgan, Morgan Stanley, RBS
Deutsche Bank, Greenwich Capital Markets,
JP Morgan, Morgan Stanley, UBS, ANZ
Securities, Bank of America, Banca IMI,
Barclays, BBVA Securities, BNP Paribas,
Bank of New York Mellon, Calyon
Deutsche Bank, JP Morgan, RBS, UBS, Bank
of America, Banca Intesa, Barclays, BBVA
Securities, BNP Paribas, Citigroup, Goldman
Sachs, HSBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NOC 5 1/20 08/01/19
BA 6 03/15/19
HON 5 02/15/19
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/27/2009
3/10/2009
2/17/2009
Total amount of offering sold to QIBs
500,000,000
650,000,000
900,000,000
Total amount of any concurrent public offering
0
0
0
Total
500,000,000
650,000,000
900,000,000
Public offering price
99.837
98.466
99.643
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread/commission
25.00%
45.00%
45.00%
Underwriting spread or commission
0.25%
0.45%
0.45%
Rating  -  Moodys
Baa2
A2
A2
Rating  -  S&P
BBB
A
A
Rating
0.09261 / 637bp
0.05771 / 193bp
0.06161 / 240bp
Current yield
485.40%
536.70%
475.00%
Current yield
4.85%
5.37%
4.75%
Benchmark vs Spread (basis points)
135bp
320bp
237.5bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED Fund
DWS
360,000
$359,413.20
0.07%
1.90%
1.94%
8/4/2009
DWS BALANCED VIP
DWS
100,000
$99,837.00
0.02%
1.90%
1.98%
8/4/2009
DWS BOND VIP
DWS
195,000
$194,682.15
0.04%
1.90%
1.13%
8/4/2009
DWS CORE FIXED INCOME FUND
DWS
1,415,000
$1,412,693.55
0.28%
1.90%
1.13%
8/4/2009
DWS CORE FIXED INCOME VIP
DWS
165,000
$164,731.05
0.03%
1.90%
0.95%
8/4/2009
DWS CORE PLUS INCOME FUND
DWS
515,000
$514,160.55
0.10%
1.90%
1.13%
8/4/2009
DWS GLOBAL BOND FUND
DWS
220,000
$219,641.40
0.04%
1.90%
1.59%
8/4/2009
Total


$2,745,517.50
0.59%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
749121BZ1
459902AR3
018772AL7
Issuer
QWEST COMMUNICATIONS INT
INTL GAME TECHNOLOGY
ALLIANCE ONE INTL INC
Underwriters
Barclays, Citigroup, Deutsche Bank, JP
Morgan, RBS, TD Securities, Wells Fargo
Bank of America Merrill Lynch, Deutsche
Bank, Goldman Sachs, Mitsubishi UFJ
Securities, Mizuho Securities, Morgan Stanley,
RBS, BNP Paribas, Comerica Bank, Keybank,
UBS, USB Capital Resources
Credit Suisse, Deutsche Bank, Goldman
Sachs, ING Bank, Fortis Securities, Natixis
Bleichroeder, Rabo Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 8 10/01/15
IGT 7 1/2 06/15/19
AOI 10 07/15/16
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/14/2009
6/10/2009
6/26/2009
Total amount of offering sold to QIBs
550,000,000
500,000,000
570,000,000
Total amount of any concurrent public offering
0
0
0
Total
550,000,000
500,000,000
570,000,000
Public offering price
98.244
99.453
95.177
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread/commission
#N/A Field Not Applicable
65.00%
65.00%
Underwriting spread or commission
1.50%
0.65%
2.00%
Rating  -  Moodys
Ba3
Baa2
B2
Rating  -  S&P
B+
BBB
B+
Rating
0.09261 / 637bp
0.05771 / 193bp
0.06161 / 240bp
Current yield
808.10%
656.60%
968.40%
Current yield
8.08%
6.57%
9.68%
Benchmark vs Spread (basis points)
569bp
362.5bp
782bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BOND VIP
DWS
750,000
$736,830.00
0.13%
1.66%
0.73%
9/30/2009
DWS CORE PLUS INCOME FUND
DWS
2,500,000
$2,456,100.00
0.45%
1.66%
0.77%
9/30/2009
DWS GLOBAL BOND FUND
DWS
750,000
$736,830.00
0.13%
1.66%
0.82%
9/30/2009
DWS HIGH INCOME FUND
DWS
2,845,000
$2,795,041.80
0.51%
1.66%
2.48%
9/30/2009
DWS HIGH INCOME PLUS FUND
DWS
600,000
$589,464.00
0.11%
1.66%
2.79%
9/30/2009
DWS HIGH INCOME TRUST
DWS
350,000
$343,854.00
0.06%
1.66%
3.22%
9/30/2009
DWS HIGH INCOME VIP
DWS
360,000
$353,678.40
0.06%
1.66%
2.48%
9/30/2009
DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$29,473.20
0.01%
1.66%
1.19%
9/30/2009
DWS MULTI MARKET INCOME TRUST
DWS
360,000
$353,678.40
0.06%
1.66%
2.65%
9/30/2009
DWS STRATEGIC INCOME FUND
DWS
295,000
$289,819.80
0.05%
1.66%
1.79%
9/30/2009
DWS STRATEGIC INCOME TRUST
DWS
100,000
$98,244.00
0.02%
1.66%
2.67%
9/30/2009
DWS STRATEGIC INCOME VIP
DWS
60,000
$58,946.40
0.01%
1.66%
1.72%
9/30/2009
Total


$8,841,960.00
1.61%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security

CUSIP
17275RAH5
00206RAR3
654902AB1

Issuer
CISCO SYSTEMS INC
AT&T INC
NOKIA CORP

Underwriters
Bank of America Merrill Lynch, Barclays,
Credit Suisse, Deutsche Bank, HSBC
Securities, JP Morgan, Blaylock, BNP
Paribas, ING, Standard Chartered Bank,
UBS
Bank of America, Citigroup, JP Morgan
Bank of America, Barclays, Credit Suisse, JP
Morgan

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
CSCO 4.45 01/15/20
T 5.8 02/15/19
NOKIA 5 3/8 05/15/19

Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A

Name of underwriter or dealer from which purchased
Barclays
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
11/9/2009
1/29/2009
4/30/2009

Total amount of offering sold to QIBs
2,500,000,000
2,250,000,000
1,000,000,000

Total amount of any concurrent public
offering
0
0
0

Total
2,500,000,000
2,250,000,000
1,000,000,000

Public offering price
99.852
99.689
99.075

Price paid if other than public offering price
N/A
N/A
N/A

Underwriting spread/commission
45.00%
45.00%
45.00%

Underwriting spread or commission
0.45%
0.45%
0.45%

Rating  -  Moodys
A1
A2
A2

Rating  -  S&P
A+
A
A

Rating
 /
 /
 /

Current yield
451.52%
558.59%
520.53%

Current yield
4.52%
5.59%
5.21%

Benchmark vs Spread (basis points)
100
300
237.5









Fund Specific Information








Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds







DWS Balanced Fund
625,000
 $
624,075.00
0.02%
-1.76%
0.61%
12/31/2009

DWS Balanced VIP
175,000.00
 $
174,741.00
0.01%
-1.76%
0.74%
12/31/2009

DWS Bond VIP
480,000.00
 $
479,289.60
0.02%
-1.76%
0.36%
12/31/2009

DWS Core Fixed Income Fund
1,450,000.00
 $
1,447,854.00
0.06%
1.45%
0.94%
12/8/2009

DWS Core Plus Income Fund
1,170,000.00
 $
1,168,268.40
0.05%
-1.76%
0.26%
12/31/2009

DWS Global Bond Fund
500,000.00
 $
499,260.00
0.02%
-1.76%
-1.23%
12/31/2009

DWS Lifecycle Long Range Fund
380,000.00
 $
380,000.00
0.02%
-1.90%
0.82%
12/31/2009

DWS Strategic Income Fund
833,000.00
 $
831,767.16
0.03%
0.87%
0.65%
11/16/2009

DWS Strategic Income VIP
167,000.00
 $
166,752.84
0.01%
0.87%
0.70%
11/16/2009

Total
5,780,000
 $
5,772,008.00
0.23%












^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security

CUSIP
961214BK8
61747YCG8
06051GDZ9

Issuer
WESTPAC BANKING CORP
MORGAN STANLEY
BANK OF AMERICA CORP

Underwriters
Bank of America Merrill Lynch, Citigroup,
Deutsche Bank
Keefe Bruyette & Woods, Loop Capital
Markets, Siebert Capital Markets, Bank of
New York Mellon, BB&T, Blaylock & Partners,
Cabrera Capital Markets
Bank of America

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
WSTP 4 7/8 11/19/19
MS 7.3 05/13/19
BAC 7 5/8 06/01/19

Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A

Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
11/16/2009
5/8/2009
5/28/2009

Total amount of offering sold to QIBs
2,000,000,000
3,000,000,000
2,500,000,000

Total amount of any concurrent public
offering
0
0
0

Total
2,000,000,000
3,000,000,000
2,500,000,000

Public offering price
99.929
99.769
99.244

Price paid if other than public offering price
N/A
N/A
N/A

Underwriting spread/commission
45.00%
45.00%
45.00%

Underwriting spread or commission
0.45%
0.45%
0.45%

Rating  -  Moodys
Aa1
A2
A2

Rating  -  S&P
AA
A
A

Rating
 /
 /
 /

Current yield
496.11%
647.67%
662.26%

Current yield
4.96%
6.48%
6.62%

Benchmark vs Spread (basis points)
155
360
410









Fund Specific Information








Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds







DWS Balanced Fund
666,000
 $
665,527.14
0.03%
-1.23%
-0.46%
12/31/2009

DWS Balanced VIP
181,000
 $
180,871.49
0.01%
-1.23%
-0.44%
12/31/2009

DWS Bond VIP
762,000
 $
761,458.98
0.04%
-1.23%
-0.36%
12/31/2009

DWS Core Fixed Income Fund
1,543,000
 $
1,541,904.47
0.08%
-1.23%
-0.89%
12/31/2009

DWS Core Fixed Income VIP
305,000
 $
304,783.45
0.02%
-1.23%
-0.90%
12/31/2009

DWS Core Plus Income Fund
1,857,000
 $
1,855,681.53
0.09%
-1.23%
-0.52%
12/31/2009

DWS Global Bond Fund
781,000
 $
780,445.49
0.04%
-1.23%
-2.15%
12/31/2009

DWS Strategic Income Fund
1,710,000
 $
1,708,785.90
0.09%
-1.23%
0.61%
12/31/2009

DWS Strategic Income VIP
290,000
 $
289,794.10
0.01%
-1.23%
0.78%
12/31/2009

Total
8,095,000
 $
8,089,252.55
0.40%












^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security

CUSIP
984121CA9
931422AE9
134429AT6

Issuer
XEROX CORPORATION
WALGREEN CO
CAMPBELL SOUP CO

Underwriters
Bank of America Merrill Lynch, Citigroup,
JP Morgan, BNP Paribas, Deutsche
Bank, HSBC, Mizuho Securities, PNC,
UBS, USB Capital Resources
Bank of America, Goldman Sachs, JP Morgan,
Morgan Stanley
Barclays Capital, JP Morgan, UBS, Bank of
America, Citigroup, Morgan Stanley, PNC,
Wachovia, Williams Capital Group

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
XRX 5 5/8 12/15/19
WAG 5 1/4 01/15/19
CPB 4 1/2 02/15/19

Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A

Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
12/1/2009
1/8/2009
1/14/2009

Total amount of offering sold to QIBs
650,000,000
1,000,000,000
300,000,000

Total amount of any concurrent public
offering
0
0
0

Total
650,000,000
1,000,000,000
300,000,000

Public offering price
99.725
99.477
99.285

Price paid if other than public offering price
N/A
N/A
N/A

Underwriting spread/commission
87.50%
65.00%
65.00%

Underwriting spread or commission
0.88%
0.65%
0.65%

Rating  -  Moodys
Baa2
A2
A2

Rating  -  S&P
BBB
A+
A

Rating
 /
 /
 /

Current yield
553.43%
507.80%
432.07%

Current yield
5.53%
5.08%
4.32%

Benchmark vs Spread (basis points)
237.5
287.5
237.5









Fund Specific Information








Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds







DWS Balanced Fund
220,000
 $
219,395.00
0.03%
0.14%
0.01%
12/31/2009

DWS Balanced VIP
60,000
 $
59,835.00
0.01%
0.14%
0.10%
12/31/2009

DWS Bond VIP
250,000
 $
249,312.50
0.04%
0.14%
-0.54%
12/31/2009

DWS Core Fixed Income Fund
500,000
 $
498,625.00
0.08%
0.14%
-1.16%
12/31/2009

DWS Core Fixed Income VIP
100,000
 $
99,725.00
0.02%
0.14%
-1.02%
12/31/2009

DWS Core Plus Income Fund
600,000
 $
598,350.00
0.09%
0.14%
-0.41%
12/31/2009

DWS Global Bond Fund
270,000
 $
269,257.50
0.04%
0.14%
-3.11%
12/31/2009

DWS Strategic Income Fund
790,000
 $
787,827.50
0.12%
2.30%
0.22%
12/8/2009

DWS Strategic Income VIP
130,000
 $
129,642.50
0.02%
2.30%
0.26%
12/8/2009

Total
2,920,000
 $
2,911,970.00
0.41%












^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information







Security Purchased
Comparison Security
Comparison Security
CUSIP
17275RAF9
88732JAU2
126650BR0
Issuer
CISCO SYSTEMS INC
TIME WARNER CABLE INC
CVS CAREMARK CORP
Underwriters
Bank of America Merrill Lynch, Barclays,
Credit Suisse, Deutsche Bank Securities,
HSBC, JP Morgan, Blaylock & Partners,
BNP Paribas, ING, Standard Chartered
Bank, UBS
Bank of America, BNP Paribas, Citigroup,
JP Morgan, Mitsubishi UFJ Securities
Bank of New York Mellon, Bank of America
Merrill Lynch, Barclays, JP Morgan, Wells
Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CSCO 5 1/2 01/15/40
TWC 6 3/4 06/15/39
CVS 6 1/8 09/15/39
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/9/2009
6/24/2009
9/8/2009
Total amount of offering sold to QIBs
2,000,000,000
1,500,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
2,000,000,000
1,500,000,000
1,500,000,000
Public offering price
97.439
97.131
99.672
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.80%
0.88%
0.88%
Rating
A1 / A+
Baa2 / BBB
Baa2 / BBB+
Current yield
5.74%
6.33%
6.07%
Benchmark vs Spread (basis points)
130
260
187.5







Fund Specific Information







Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund
Performance^
Measurement Date*
DWS Funds






DWS Balanced Fund
750,000
 $
730,792.50
0.01%
-1.87%
0.61%
12/31/2009
DWS Balanced VIP
200,000
 $
194,878.00
0.03%
-1.44%
1.28%
12/30/2009
DWS Bond VIP
570,000
 $
555,402.30
0.08%
-1.87%
0.36%
12/31/2009
DWS Core Fixed Income Fund
1,715,000
 $
1,671,078.85
0.07%
1.44%
0.94%
12/8/2009
DWS Core Plus Income Fund
1,375,000
 $
1,339,786.25
0.03%
-1.87%
0.26%
12/31/2009
DWS Global Bond Fund
590,000
 $
574,890.10
0.03%
-1.87%
-1.23%
12/31/2009
DWS Strategic Income Fund
680,000
 $
662,585.20
0.01%
-0.45%
0.00%
11/12/2009
DWS Strategic Income VIP
140,000
 $
136,414.60
0.01%
-0.45%
0.26%
11/12/2009
Total
6,020,000
 $
5,865,827.80
11,885,828










^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.